Miller/Howard High Income Equity Fund
Supplement dated December 20, 2018 to the Statement of Additional Information (“SAI”)
dated March 2, 2018, as amended

It is anticipated that Paul Brook, the current Chief Financial Officer of the Miller/Howard High Income Equity Fund (the “Fund”), will retire at the end of 2018.  The Board of Trustees has elected Brian Helhoski to serve as Chief Financial Officer of the Fund, effective January 1, 2019.

Accordingly, the Trustees and Officers table starting on page 7 of the SAI is supplemented with the following information to replace the information regarding the Fund’s Chief Financial Officer:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Brian Helhoski (born September 1966)	P.O. Box 549, Woodstock, NY 12498	Chief Financial Officer	Since January 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (prior to 2016)	N/A	N/A

This supplement should be retained with your Prospectus Supplement, Prospectus and SAI for future reference.